Execution Version 4142-8316-2428.7 Schedule II to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K. OPORTUN CCW TRUST THIRD AMENDMENT TO INDENTURE This THIRD AMENDMENT TO INDENTURE, dated as of September 14, 2022 (this “Amendment”), is entered into among OPORTUN CCW TRUST, a special purpose Delaware statutory trust, as issuer (the “Issuer”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association with trust powers, as indenture trustee (in such capacity, the “Indenture Trustee”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”). RECITALS WHEREAS, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have previously entered into that certain Indenture, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Indenture”); WHEREAS, in accordance with Section 13.2 of the Base Indenture, the Issuer desires to amend the Indenture as provided herein; and WHEREAS, as evidenced by their signature hereto, the Required Noteholders have consented to the amendments provided for herein; NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows: ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Indenture. ARTICLE II AMENDMENTS TO THE INDENTURE SECTION 2.01. Amendments. The Indenture is hereby amended to incorporate the changes reflected on the marked pages of the Indenture attached hereto as Schedule I, with a conformed copy of the amended Indenture attached hereto as Schedule II. 2 4142-8316-2428.7 ARTICLE III REPRESENTATIONS AND WARRANTIES SECTION 3.01. Representations and Warranties. The Issuer hereby represents and warrants to the Indenture Trustee, the Securities Intermediary, the Depositary Bank and each of the other Secured Parties that: (a) Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Issuer in the Indenture and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date). (b) Enforceability. This Amendment and the Indenture, as amended hereby, constitute the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity. (c) No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Default has occurred and is continuing. (d) SPV Letter Agreement. The “SPV Letter Agreement” (as defined in the Parent Term Loan) does not relate to a pledge of equity in the Issuer or the Depositor or otherwise relate to the Issuer, the Depositor or the transactions contemplated by the Transaction Documents. ARTICLE IV MISCELLANEOUS SECTION 4.01. Ratification of Indenture. As amended by this Amendment, the Indenture is in all respects ratified and confirmed and the Indenture, as amended by this Amendment, shall be read, taken and construed as one and the same instrument. SECTION 4.02. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Each of the parties hereto agrees that the transaction consisting of this Amendment may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format. SECTION 4.03. Recitals. The recitals contained in this Amendment shall be taken as the statements of the Issuer, and none of the Indenture Trustee, the Securities Intermediary or the 3 4142-8316-2428.7 Depositary Bank assumes any responsibility for their correctness. None of the Indenture Trustee, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment. SECTION 4.04. Rights of the Indenture Trustee, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Indenture Trustee, the Securities Intermediary and the Depositary Bank under the Indenture shall apply hereunder as if fully set forth herein. SECTION 4.05. GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. SECTION 4.06. Effectiveness. This Amendment shall become effective as of the date hereof upon: (a) receipt by the Indenture Trustee of an Administrator Order directing it to execute and deliver this Amendment; (b) receipt by the Indenture Trustee of an Officer’s Certificate of the Issuer stating that the execution of this Amendment is authorized and permitted by the Indenture and all conditions precedent to the execution of this Amendment have been satisfied; (c) receipt by the Indenture Trustee of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Indenture and all conditions precedent to the execution of this Amendment have been satisfied; (d) receipt by the Indenture Trustee of evidence of the consent of the Required Noteholders to this Amendment; (e) receipt by the Indenture Trustee of counterparts of this Amendment, duly executed by each of the parties hereto; and (f) receipt by the Indenture Trustee of such other instruments, documents, agreements and opinions reasonably requested by the Indenture Trustee prior to the date hereof. 4 4142-8316-2428.7 SECTION 4.07. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB , not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) the Owner Trustee has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (v) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related document. (Signature page follows)

Third Amendment to Indenture 4142-8316-2428.7 IN WITNESS WHEREOF, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written. OPORTUN CCW TRUST, as Issuer By: Wilmington Savings Fund Society, FSB , not in its individual capacity, but solely as Owner Trustee of the Issuer By: /s/ Devon C. A. Reverdito ___________ Name: Devon C. A. Reverdito Title: Assistant Vice President Third Amendment to Indenture 4142-8316-2428.7 WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee By: /s/ Drew H. Davis __________________ Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Intermediary By: /s/ Drew H. Davis __________________ Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Depositary Bank By: /s/ Drew H. Davis __________________ Name: Drew H. Davis Title: Vice President Third Amendment to Indenture 4142-8316-2428.7 Consented to by the Required Noteholders: WEBBANK, as Holder of 100% of the outstanding Notes By: /s/ Jeff Berkson ____________________ Name: Jeff Berkson Title: EVP Chief Risk Officer 4142-8316-2428.7 SCHEDULE I Marked Amendments to Indenture (See attached)

CONFORMED COPY As amended by the Third Amendment to the Indenture, dated as of September 14, 2022 4159-5478-8924 OPORTUN CCW TRUST, as Issuer and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Indenture Trustee, as Securities Intermediary and as Depositary Bank INDENTURE Dated as of December 20, 2021 Variable Funding Asset Backed Notes TABLE OF CONTENTS Page -i- 4159-5478-8924 ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE 23 Section 1.1. Definitions 3 Section 1.2. Incorporation by Reference of Trust Indenture Act 33 Section 1.3. [Reserved] 34 Section 1.4. Accounting and Financial Determinations; No Duplication 34 Section 1.5. Rules of Construction 34 Section 1.6. Other Definitional Provisions. 3435 ARTICLE 2. THE NOTES 35 Section 2.1. Designation and Terms of Notes 35 Section 2.2. [Reserved] 35 Section 2.3. [Reserved]. 3536 Section 2.4. Execution and Authentication. 3536 Section 2.5. Authenticating Agent. 36 Section 2.6. Registration of Transfer and Exchange of Notes. 3637 Section 2.7. Appointment of Paying Agent 39 Section 2.8. Paying Agent to Hold Money in Trust. 40 Section 2.9. Private Placement 41 Section 2.10. Mutilated, Destroyed, Lost or Stolen Notes. 42 Section 2.11. [Reserved]. 43 Section 2.12. Persons Deemed Owners 43 Section 2.13. Cancellation 4344 Section 2.14. Release of Trust Estate 44 Section 2.15. Payment of Principal, Interest and Other Amounts. 44 Section 2.16. [Reserved]. 4445 Section 2.18. Definitive Notes. 4445 Section 2.20. Tax Treatment 45 Section 2.21. Duties of the Indenture Trustee and the Transfer Agent and Registrar 4546 ARTICLE 3. ISSUANCE OF NOTES; CERTAIN FEES AND EXPENSES 46 Section 3.1. Initial Issuance; Procedure for Increases. 46 Section 3.2. Procedure for Decreases. 47 Section 3.3. Certain Fees and Expenses.. 4748 ARTICLE 4. NOTEHOLDER LISTS AND REPORTS 48 Section 4.1. Issuer To Furnish To Indenture Trustee Names and Addresses of Noteholders and Certificateholders 48 Section 4.2. Preservation of Information; Communications to Noteholders and Certificateholders. 4849 Section 4.3. Reports by Issuer 49 Section 4.4. Reports by Indenture Trustee 50 Section 4.5. Reports and Records for the Indenture Trustee and Instructions. 50 TABLE OF CONTENTS (continued) Page -ii- 4159-5478-8924 ARTICLE 5. ALLOCATION AND APPLICATION OF COLLECTIONS 50 Section 5.1. Rights of Noteholders 50 Section 5.2. Collection of Money 5051 Section 5.3. Establishment of Accounts. 5051 Section 5.4. Collections and Allocations. 53 Section 5.5. Determination of Monthly Interest 5455 Section 5.6. Determination of Monthly Principal 5455 Section 5.7. General Provisions Regarding Accounts 5455 Section 5.8. Removed Receivables 5455 Section 5.9. [Reserved]. 55 Section 5.10. [Reserved]. 55 Section 5.11. [Reserved]. 55 Section 5.12. Determination of Monthly Interest; LIBOR Notification. 55 Section 5.13. [Reserved]. 5657 Section 5.14. [Reserved]. 5657 Section 5.15. Monthly Payments. 5657 Section 5.16. Servicer’s Failure to Make a Deposit or Payment. 58 Section 5.17. Determination of One-Month LIBOR. 5859 ARTICLE 6. DISTRIBUTIONS AND REPORTS 60 Section 6.1. Distributions. 60 Section 6.2. Monthly Statement. 6061 Section 6.3. Issuer Payments. 63 ARTICLE 7. REPRESENTATIONS AND WARRANTIES OF THE ISSUER 63 Section 7.1. Representations and Warranties of the Issuer. 63 Section 7.2. Reaffirmation of Representations and Warranties by the Issuer. 67 ARTICLE 8. COVENANTS 67 Section 8.1. Money for Payments To Be Held in Trust 67 Section 8.2. Affirmative Covenants of Issuer 67 Section 8.3. Negative Covenants 72 Section 8.4. Further Instruments and Acts 75 Section 8.5. Appointment of Successor Servicer 75 Section 8.6. Perfection Representations 7576 ARTICLE 9. RAPID AMORTIZATION EVENTS AND REMEDIES 7576 Section 9.1. Rapid Amortization Events. 7576 ARTICLE 10. REMEDIES 7677 Section 10.1. Events of Default 7677 Section 10.2. Rights of the Indenture Trustee Upon Events of Default. 7879 Section 10.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. 7980 Section 10.4. Remedies 8182 TABLE OF CONTENTS (continued) Page -iii- 4159-5478-8924 Section 10.5. [Reserved]. 82 Section 10.6. Waiver of Past Events 82 Section 10.7. Limitation on Suits 8283 Section 10.8. Unconditional Rights of Holders to Receive Payment; Withholding Taxes. 8384 Section 10.9. Restoration of Rights and Remedies 8384 Section 10.10. [Reserved] 84 Section 10.11. Priorities 84 Section 10.12. Undertaking for Costs 8485 Section 10.13. Rights and Remedies Cumulative 8485 Section 10.14. Delay or Omission Not Waiver 8485 Section 10.15. Control by Noteholders 8485 Section 10.16. Waiver of Stay or Extension Laws 8586 Section 10.17. Action on Notes 8586 Section 10.18. Performance and Enforcement of Certain Obligations. 8586 Section 10.19. Reassignment of Surplus 8687 ARTICLE 11. THE INDENTURE TRUSTEE 8687 Section 11.1. Duties of the Indenture Trustee. 8687 Section 11.2. Rights of the Indenture Trustee 8990 Section 11.3. Indenture Trustee Not Liable for Recitals in Notes 94 Section 11.4. Individual Rights of the Indenture Trustee; Multiple Capacities 9495 Section 11.5. Notice of Defaults 9495 Section 11.6. Compensation. 95 Section 11.7. Replacement of the Indenture Trustee. 9596 Section 11.8. Successor Indenture Trustee by Merger, etc. 9697 Section 11.9. Eligibility: Disqualification 9798 Section 11.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. 9798 Section 11.11. Preferential Collection of Claims Against the Issuer 99 Section 11.12. Taxes 99100 Section 11.13. [Reserved] 99100 Section 11.14. Suits for Enforcement 99100 Section 11.15. Reports by Indenture Trustee to Holders 99100 Section 11.16. Representations and Warranties of Indenture Trustee 99100 Section 11.17. The Issuer Indemnification of the Indenture Trustee 100101 Section 11.18. Indenture Trustee’s Application for Instructions from the Issuer 100101 Section 11.19. [Reserved]. 101 Section 11.20. Maintenance of Office or Agency 101102 Section 11.21. Concerning the Rights of the Indenture Trustee 101102 Section 11.22. Direction to the Indenture Trustee 101102 ARTICLE 12. DISCHARGE OF INDENTURE 101102 Section 12.1. Satisfaction and Discharge of Indenture 101102 Section 12.2. Application of Issuer Money 102

TABLE OF CONTENTS (continued) Page -iv- 4159-5478-8924 Section 12.3. Repayment of Moneys Held by Paying Agent 102103 Section 12.4. [Reserved]. 102103 Section 12.5. Final Payment. 102103 Section 12.6. Termination Rights of Issuer 103104 Section 12.7. Repayment to the Issuer 103104 ARTICLE 13. AMENDMENTS 103104 Section 13.1. Supplemental Indentures without Consent of the Noteholders 103104 Section 13.2. Supplemental Indentures with Consent of Noteholders 105 Section 13.3. Execution of Supplemental Indentures 106107 Section 13.4. Effect of Supplemental Indenture 107108 Section 13.5. Conformity With TIA 107108 Section 13.6. [Reserved] 107108 Section 13.7. [Reserved]. 107108 Section 13.8. Revocation and Effect of Consents. 107108 Section 13.9. Notation on or Exchange of Notes Following Amendment. 107108 Section 13.10. The Indenture Trustee to Sign Amendments, etc. 108 Section 13.11. Back-Up Servicer Consent. 108109 ARTICLE 14. [RESERVED] 108109 ARTICLE 15. MISCELLANEOUS 108109 Section 15.1. Compliance Certificates and Opinions, etc 108109 Section 15.2. Form of Documents Delivered to Indenture Trustee 109110 Section 15.3. Acts of Noteholders. 110 Section 15.4. Notices 110111 Section 15.5. Notices to Noteholders: Waiver 111112 Section 15.6. Alternate Payment and Notice Provisions 111112 Section 15.7. Conflict with TIA 112 Section 15.8. Effect of Headings and Table of Contents 112113 Section 15.9. Successors and Assigns 112113 Section 15.10. Separability of Provisions 112113 Section 15.11. Benefits of Indenture 112113 Section 15.12. Legal Holidays 112113 Section 15.13. GOVERNING LAW; JURISDICTION 112113 Section 15.14. Counterparts; Electronic Execution 113114 Section 15.15. Recording of Indenture 113114 Section 15.16. Issuer Obligation 113114 Section 15.17. No Bankruptcy Petition Against the Issuer 114 Section 15.18. No Joint Venture 114115 Section 15.19. Rule 144A Information 114115 Section 15.20. No Waiver; Cumulative Remedies 114115 Section 15.21. Third-Party Beneficiaries 114115 Section 15.22. Merger and Integration 114115 Section 15.23. Rules by the Indenture Trustee 114115 Section 15.24. Duplicate Originals 115 TABLE OF CONTENTS (continued) Page -v- 4159-5478-8924 Section 15.25. Waiver of Trial by Jury 115 Section 15.26. No Impairment 115 Section 15.27. Owner Trustee Limitation of Liability. 115116 Section 15.28. Collateral Trustee Appointment 115116 Section 15.29. Back-Up Servicing Agreement 115116 11 4159-5478-8924 the Servicer and the Calculation Agent, for the services performed by the Calculation Agent hereunder. “Capital Stock” means, with respect to a Person, all of the shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Commission under the Exchange Act). “Capitalized Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP. “Cash Back Account” means an Account that is subject to a cash back reward program. “Cash Equivalents” means (a) securities with maturities of one hundred twenty (120) days or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one hundred twenty (120) days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven (7) days with respect to securities issued or fully guaranteed or insured by the United States government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor’s or P-1 or the equivalent thereof by Moody’s and in either case maturing within ninety (90) days after the day of acquisition, (e) securities with maturities of ninety (90) days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by Standard & Poor’s or A by Moody’s, (f) securities with maturities of ninety (90) days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition or, (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition. “Certificateholder” means a Holder of a Certificate. “Certificates” means the trust certificates issued by the Issuer pursuant to the Trust Agreement, representing the beneficial interest in the Issuer. “Certificate Registrar” shall have the meaning set forth in the Trust Agreement. “Change in Control” means any of the following: (a) with respect to Oportun Financial Corporation: 12 4159-5478-8924 (i) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the voting power of the then outstanding Capital Stock of Oportun Financial Corporation entitled to vote generally in the election of the directors of Oportun Financial Corporation; or (ii) Oportun Financial Corporation consolidates with or merges into another corporation (other than a Subsidiary of Oportun Financial Corporation or conveys, transfers or leases all or substantially all of its property to any person (other than a Subsidiary of Oportun Financial Corporation), or any corporation (other than a Subsidiary of Oportun Financial Corporation) consolidates with or merges into Oportun Financial Corporation, in either event pursuant to a transaction in which the outstanding Capital Stock of Oportun Financial Corporation is reclassified or changed into or exchanged for cash, securities or other property; (b) the failure of Oportun Financial Corporation to, directly or indirectly through its Subsidiaries, own 100% of the equity interest of the Seller free and clear of any Lien (other than a Parent Term Loan Lien); or (c) the failure of the Seller to, directly or indirectly through its Subsidiaries, own 100% of the equity interest of the Depositor and the Issuer, in each case free and clear of any Lien (other than a Parent Term Loan Lien). “Class A Additional Interest” has the meaning specified in Section 5.12(a). “Class A Deficiency Amount” has the meaning specified in Section 5.12(a). “Class A Initial Principal Amount” means the aggregate initial principal amount of the Class A Notes on the Closing Date, which was $41,000,000.00. “Class A Maximum Principal Amount” means $150,000,000. “Class A Monthly Interest” has the meaning specified in Section 5.12(a). “Class A Note Principal” means, on any date of determination and with respect to any Class A Note, the outstanding principal amount of such Class A Note. “Class A Note Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the Alternative Rate applies on such day pursuant to Section 5.17, the Alternative Rate), plus (ii) (x) during the Revolving Period, the Applicable Margin and (y) otherwise, the Default Margin. “Class A Noteholder” means a Holder of a Class A Note. “Class A Notes” has the meaning specified in paragraph (a) of the Designation.

24 4159-5478-8924 that if not otherwise specified, the term “Outstanding Receivables Balance” shall refer to the Outstanding Receivables Balance of all Receivables collectively. “Owner Trustee” means Wilmington Savings Fund Society, FSB, a federal savings bank. “Parent” means Oportun Financial Corporation. “Parent Term Loan” means the senior secured term credit facility established pursuant to a certain Credit Agreement, dated on or about September 14, 2022, among the Parent, the lenders from time to time party thereto, and Wilmington Trust, National Association, as administrative agent for the lenders and as collateral agent for the secured parties, as such agreement may be amended, restated, supplemented or otherwise modified from time to time. “Parent Term Loan Lien” means a Lien on the Capital Stock of the Seller or the Depositor granted by the Parent to secure the Parent’s obligations under the Parent Term Loan. “Paying Agent” means any paying agent appointed pursuant to Section 2.7 and shall initially be the Indenture Trustee. “Payment Date” means February 8, 2022 and the eighth (8th) day of each calendar month thereafter, or if such eighth (8th) day is not a Business Day, the next succeeding Business Day. “Pension Plan” means an “employee pension benefit plan” as described in Section 3(2) of ERISA (excluding a Multiemployer Plan) that is subject to Title IV of ERISA or Section 302 of ERISA or 412 of the Code, and in respect of which the Issuer, the Seller, the initial Servicer or any ERISA Affiliate thereof is, or at any time during the immediately preceding six (6) years was, an “employer” as defined in Section 3(5) of ERISA, or with respect to which the Issuer, the Seller, the initial Servicer or any of their respective ERISA Affiliates has any liability, contingent or otherwise. “Perfection Representations” means the representations, warranties and covenants set forth in Schedule 1 attached hereto. “Permissible Uses” means the use of funds by the Issuer to (a) pay the Depositor for additional Receivables, including in connection with Issuer Distributions pursuant to Section 5.4(c), subject to the limitations therein, or (b) pay amounts payable to Noteholders in connection with a Decrease. “Permitted Encumbrance” means (a) with respect to the Issuer or the Depositor, any item described in clause (i), (iv), (vi) or (vii) of the following, and (b) with respect to the Seller, any item described in clauses (i) through (vii) of the following: (i) Liens for taxes and assessments that are not yet due and payable or that are being contested in good faith and for which reserves have been established, if required in accordance with GAAP; (ii) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the 51 4159-5478-8924 (iii) the Issuer or the initial Servicer shall supply to the Indenture Trustee and the Noteholders (and the Indenture Trustee shall transmit by mail or make available on via a website to all Noteholders and Certificateholders) such summaries of any information, documents and reports required to be filed by the Issuer (if any) pursuant to clauses (i) and (ii) of this Section 4.3(a) as may be required by rules and regulations prescribed from time to time by the Commission; and (iv) the Servicer shall prepare and distribute any other reports required to be prepared by the Servicer (except, if a successor Servicer is acting as Servicer, any reports expressly only required to be prepared by the initial Servicer) under any Servicer Transaction Documents. (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year. Section 4.4. Reports by Indenture Trustee. If this Indenture is required to be qualified under the TIA, within sixty (60) days after each April 1, beginning with April 1, 2022 the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). If this Indenture is required to be qualified under the TIA, the Indenture Trustee also shall comply with TIA Section 313(b). A copy of each report at the time of its mailing to Noteholders and Certificateholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange. Section 4.5. Reports and Records for the Indenture Trustee and Instructions. (a) On each Determination Date the Servicer shall forward to the Indenture Trustee and the Noteholders a Monthly Servicer Report prepared by the Servicer. (b) On each Payment Date, the Indenture Trustee or the Paying Agent shall make available in the same manner as the Monthly Servicer Report to each Noteholder and Certificateholder of record of the outstanding Notes or Certificates, the Monthly Statement with respect to such Notes or Certificates prepared by the Servicer. ARTICLE 5. ALLOCATION AND APPLICATION OF COLLECTIONS Section 5.1. Rights of Noteholders . The Notes shall be secured by the entire Trust Estate, including the right to receive the Collections and other amounts at the times and in the amounts specified in this Article 5 to be deposited in the Trust Accounts or to be paid to the Noteholders of such Notes. In no event shall the grant of a security interest in the entire Trust Estate be deemed to entitle any Noteholder to receive Collections or other proceeds of the Trust Estate in excess of the amounts described in Article 5. 77 4159-5478-8924 ARTICLE 9. RAPID AMORTIZATION EVENTS AND REMEDIES Section 9.1. Rapid Amortization Events. If any one of the following events shall occur during the Revolving Period (each, a “Rapid Amortization Event”): (a) the Three-Month Average Default Percentage as of the last day of any Monthly Period shall exceed 20.0%; (b) the Three-Month Average Principal Payment Rate as of the last day of any Monthly Period shall be less than 10.0%; (c) the occurrence of a Servicer Default or an Event of Default; (d) either (x) a failure on the part of the Depositor duly to observe or perform any other covenants or agreements of the Depositor set forth in the Transfer Agreement or any other Transaction Document to which it is a party, or (y) a failure on the part of the Seller duly to observe or perform any other covenants or agreements of the Seller set forth in the Purchase Agreement or any other Transaction Document to which it is a party, which failure, in any such case, has a material adverse effect on the interests of the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which the Depositor or Seller, as applicable, receives actual knowledge or written notice thereof; (e) either (x) any representation, warranty or certification made by the Depositor in the Transfer Agreement or any other Transaction Document to which it is a party or in any certificate delivered pursuant to the Transfer Agreement shall prove to have been inaccurate when made or deemed made or (y) any representation, warranty or certification made by the Seller in the Purchase Agreement or any other Transaction Document to which it is a party or in any certificate delivered pursuant to the Purchase Agreement shall prove to have been inaccurate when made or deemed made and, in any such case, such inaccuracy has a material adverse effect on the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which the Depositor or Seller, as applicable, receives actual knowledge or written notice thereof; or (f) the Seller, the Depositor, the Servicer or any of their respective Subsidiaries, individually or in the aggregate, shall fail to pay any principal of or premium or interest on any of its Indebtedness that is outstanding in a principal amount of at least $10,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Indebtedness (whether or not such failure shall have been waived under the related agreement).; or (g) (x) the Parent shall fail to pay any principal of or premium or interest required on any Indebtedness under the Parent Term Loan when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or 78 4159-5478-8924 otherwise), and such failure shall continue after the applicable grace period, if any, specified in the transaction documents with respect to the Parent Term Loan (whether or not such failure shall have been waived), (y) any other event shall occur or condition shall exist under the transaction documents with respect to the Parent Term Loan and shall continue after the applicable grace period, if any, specified in such transaction documents (whether or not such failure shall have been waived), if the effect of such event or condition is to give the applicable debtholders under the Parent Term Loan the right (whether acted upon or not) to accelerate the maturity of such Indebtedness under the Parent Term Loan, or (z) any such Indebtedness under the Parent Term Loan shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, in each case before the stated maturity thereof; then, in the case of any event described in clause (a) through (fg) above, a Rapid Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the affected Holders immediately upon the occurrence of such event. The Required Noteholders may waive any Rapid Amortization Event and its consequences. ARTICLE 10. REMEDIES Section 10.1. Events of Default. An “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (i) default in the payment of (a) any interest or fees on the Notes on any Payment Date or (b) other than as covered by clause (ii) below, the principal of or any installment of the principal of any Notes when payable hereunder, and such default shall continue (and shall not have been waived by the Required Noteholders) for a period of three (3) Business Days after the date on which the Issuer receives actual knowledge or written notice thereof; (ii) default in the payment of the principal of or any installment of the principal of any Notes when the same becomes due and payable on the Legal Final Payment Date; (iii) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer, the Depositor, the Seller or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the

4142-8316-2428.7 SCHEDULE II Conformed Copy of Indenture (See attached)